Regulatory Matters and Restrictions on Dividends	12 Months Ended
Dec. 31, 2018
Banking and Thrift [Abstract]
Regulatory Matters and Restrictions on Dividends
Regulatory Matters and Restrictions on Dividends
The Company and Wilson Bank are subject to regulatory capital requirements administered by the FDIC, the Federal Reserve and the Tennessee Department of Financial Institutions. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company’s and Wilson Bank’s financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and Wilson Bank must meet specific capital guidelines that involve quantitative measures of their assets, liabilities and certain off-balance sheet items as calculated under regulatory accounting practices. The capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors. Prompt corrective action provisions are not applicable to bank holding companies.
Quantitative measures established by regulation to ensure capital adequacy require the Company and Wilson Bank to maintain minimum amounts and ratios (set forth in the following table) of total, Tier 1 and common equity Tier 1 capital (each as defined in the regulations) to risk-weighted assets (as defined) and of Tier 1 capital (as defined) to average assets (as defined). Management believes, as of December 31, 2018 and 2017, that the Company and Wilson Bank meet all capital adequacy requirements to which they are subject.
As of December 31, 2018, the most recent notification from the FDIC categorized Wilson Bank as well capitalized under the regulatory framework for prompt corrective action. There are no conditions or events since the notification that management believes have changed Wilson Bank’s category. To be categorized as well capitalized for purposes of prompt corrective action regulations as of December 31, 2018 and 2017, an institution must have maintained minimum capital ratios as set forth in the following tables and not have been subject to a written agreement, order or directive to maintain a higher capital level. The Company’s and Wilson Bank’s actual capital amounts and ratios as of December 31, 2018 and 2017, are presented in the following tables:

	Actual		Regulatory Minimum Capital Requirement with Basel III Capital Conservation Buffer		Regulatory Minimum To Be Well Capitalized
	Amount	Ratio	Amount	Ratio	Amount	Ratio
	(dollars in thousands)
December 31, 2018
Total capital to risk weighted assets:
Consolidated	$326,099	14.1%	$227,974	9.875%	$230,860	10.0%
Wilson Bank	323,852	14.0	227,915	9.875	230,800	10.0
Tier 1 capital to risk weighted assets:
Consolidated	298,566	12.9	181,802	7.875	138,516	6.0
Wilson Bank	296,319	12.8	181,756	7.875	184,641	8.0
Common equity Tier 1 capital to risk weighted assets:
Consolidated	298,566	12.9	147,173	6.375	N/A	N/A
Wilson Bank	296,319	12.8	147,136	6.375	150,021	6.5
Tier 1 capital to average assets:
Consolidated	298,566	12.3	97,022	4.0	N/A	N/A
Wilson Bank	296,319	11.9	99,373	4.0	124,217	5.0

	Actual		Regulatory Minimum Capital Requirement with Basel III Capital Conservation Buffer		Regulatory Minimum To Be Well Capitalized
	Amount	Ratio	Amount	Ratio	Amount	Ratio
	(dollars in thousands)
December 31, 2017
Total capital to risk weighted assets:
Consolidated	$291,395	14.2%	$189,658	9.25%	$205,036	10.0%
Wilson Bank	289,824	14.1	189,618	9.25	204,992	10.0
Tier 1 capital to risk weighted assets:
Consolidated	267,159	13.0	148,651	7.25	123,021	6.0
Wilson Bank	265,588	13.0	148,619	7.25	163,994	8.0
Common Equity Tier 1 capital to risk weighted assets:
Consolidated	267,159	13.0	117,895	5.75	N/A	N/A
Wilson Bank	265,588	13.0	117,871	5.75	133,245	6.5
Tier 1 capital to average assets:
Consolidated	267,159	11.9	90,110	4.0	N/A	N/A
Wilson Bank	265,588	11.5	92,062	4.0	115,078	5.0

In July 2013, the Federal banking regulators, in response to the Statutory Requirements of The Dodd-Frank Wall Street Reform and Consumer Protection Act, adopted new regulations implementing the Basel Capital Adequacy Accord (“Basel III”) and the related minimum capital ratios. The new capital requirements were effective beginning January 1, 2015. The guidelines under Basel III established a 2.5% capital conservation buffer requirement that was phased in over four years beginning January 1, 2016. The buffer is related to Risk Weighted Assets. In order to avoid limitations on capital distributions such as dividends and certain discretionary bonus payments to executive officers, a banking organization must maintain capital ratios above the minimum ratios including the buffer. The Basel III minimum requirements after giving effect to the buffer as of January 1, of each year presented are as follows:

	2016	2017	2018	2019
Common Equity Tier I Ratio	5.125%	5.75%	6.375%	7.0%
Tier I Capital to Risk Weighted Assets Ratio	6.625%	7.25%	7.875%	8.5%
Total Capital to Risk Weighted Assets Ratio	8.625%	9.25%	9.875%	10.5%

The requirements of Basel III also place additional restrictions on the inclusion of deferred tax assets and capitalized mortgage servicing rights as a percentage of Tier I Capital. In addition, the risk weights assigned to certain assets such as past due loans and certain real estate loans have been increased.
The requirements of Basel III allow banks and bank holding companies with less than $250 billion in assets a one-time opportunity to opt-out of a requirement to include unrealized gains and losses in accumulated other comprehensive income in their capital calculation. The Company and Wilson Bank have opted out of this requirement.
In 2018, the U.S. Congress passed, and the President signed into law, the Economic Growth, Regulatory Relief, and Consumer Protection Act of 2018 (the “Growth Act”). The Growth Act, among other things, requires the federal banking agencies to issue regulations allowing community bank organizations with total assets of less than $10.0 billion in assets and limited amounts of certain assets and off-balance sheet exposures to access a simpler capital regime focused on a bank’s Tier 1 leverage capital levels rather than risk-based capital levels that are the focus of the capital rules issued under the Dodd-Frank Act implementing Basel III.
In November 2018, the federal banking agencies proposed regulations that would exempt a qualifying community bank and its holding company that have Tier 1 leverage ratios of greater than 9 percent from the risk-based capital requirements of the capital rules issued under the Dodd-Frank Act. A qualifying community banking organization and its holding company that have chosen the proposed framework would not be required to calculate the existing risk-based and leverage capital requirements. Such a bank would also be considered to have met the capital ratio requirements to be well capitalized for the agencies' prompt corrective action rules provided it has a community bank leverage ratio greater than 9 percent.
The Growth Act also raised the eligibility for the small bank holding company policy statement to $3 billion of assets from $1 billion.
The rules implementing these provisions of the Growth Act are not yet finalized and the Company has not yet made a determination regarding whether it will seek to take advantage of these new capital rules under the Growth Act.